Exhibit 99.1

    Network Appliance Announces Results for Third Quarter Fiscal Year 2005;
           Generates a Record $148.5 Million in Cash from Operations

     SUNNYVALE, Calif.--(BUSINESS WIRE)--Feb. 15, 2005--Network Appliance, Inc. (Nasdaq:NTAP), the leader in advanced networked storage solutions, today reported results for the third quarter of fiscal year 2005. Revenues for the third fiscal quarter were $412.7 million, an increase of 39% compared to revenues of $297.3 million for the same period a year ago and a 10% increase compared to $375.2 million in the prior quarter.
     For the third fiscal quarter, GAAP net income increased 50% to $60.1 million, or $0.16 per share(1) compared to GAAP net income of $40.2 million, or $0.11 per share for the same period in the prior year. Pro forma(2) net income for the third fiscal quarter increased 57% to $62.8 million, or $0.16 per share, compared to pro forma net income of $40.1 million, or $0.11 per share for the same period a year ago.
     Revenues for the first nine months of the current fiscal year totaled $1.1 billion, compared to revenues of $833.3 million for the first nine months of the prior fiscal year, an increase of 38% year over year.
     For the first nine months of the current fiscal year, GAAP net income increased 40% to $162.3 million, or $0.43 per share, compared with GAAP net income of $115.6 million, or $0.32 per share for the same period in the prior year. Pro forma net income for the first nine months of the current fiscal year totaled $171.1 million, or $0.45 per share, compared to pro forma net income of $102.4 million, or $0.28 per share for the first nine months of the prior fiscal year.
     "This quarter's strong, well-rounded results demonstrate that our investments in sales, services and innovation are paying off, both in product and services revenue growth," said Dan Warmenhoven, CEO of Network Appliance. "Customers' increasing need for data protection, including compliance, disk-to-disk backup, and business continuity solutions, is one of the key drivers of our growth this quarter. In addition, we expect our leadership in emerging technologies such as iSCSI, virtualization, and the storage grid to increasingly contribute to our growth over the long term."

     Outlook

     -- Network Appliance estimates that revenue for the fourth quarter will grow sequentially by 6% to 9%. This projection reflects year over year growth rates of 30% to 33%.

     -- The company expects fourth quarter pro forma earnings per share to finish at $0.16 to $0.17 per share. Fourth quarter GAAP earnings per share are projected at $0.16 per share.

     -- For the full fiscal year 2005, Network Appliance estimates that revenues will finish 35% to 36% higher than fiscal year 2004.

     -- Network Appliance estimates full year pro forma earnings per share to finish at $0.60 to $0.62 per share. GAAP earnings per share are projected for fiscal year 2005 at $0.57 to $0.59 per share.

     Quarterly Highlights

     Throughout the third quarter of fiscal year 2005, Network Appliance reinforced its leadership position by introducing the latest version of its powerful enterprise storage software, expanding partnerships, and continuing to demonstrate leadership in the iSCSI market. Customers deploying NetApp(R) solutions during the quarter for a variety of database, security, and other data center and mission-critical applications included AIRBUS France, Defense Finance and Accounting Service, The Dow Chemical Company, GlaxoSmithKline, IKON Digital Express, Mayo Clinic, Mentor Graphics Corporation, NASA, Philips Semiconductors, RadioShack Corporation, Synopsys, Inc., and Time Warner Cable.
     Network Appliance achieved a critical milestone in expanding and delivering its storage grid vision by shipping the latest version of its powerful enterprise storage software, Data ONTAP(TM) 7G, during the third quarter. Customers using Data ONTAP 7G and its advanced virtualization capabilities can double their storage utilization, dramatically increase I/O performance for enterprise-class applications, and significantly reduce storage management costs for multi-application environments. The two primary new features of Data ONTAP 7G that offer users compelling benefits are FlexVol(TM) and FlexClone(TM) software.
     FlexVol creates dynamically virtualized, flexible data containers that eliminate performance and utilization tradeoffs and renders obsolete the notion of storage volumes being statically tied to specific physical or logical disks. In short, FlexVol is the feature of Data ONTAP 7G that provides dynamic virtualization. FlexClone enables the near-instantaneous creation of multiple, independently writable images of FlexVol data sets, with zero storage overhead. Competitive approaches for cloning data take up the same amount of storage space as the full original data set. FlexClone represents a breakthrough innovation for database applications and modeling.
     Additionally, the NetApp enterprise gFiler(TM) storage systems will now provide Fibre Channel data access and fully leverage the new enterprise storage virtualization capabilities in Data ONTAP 7G for multi-vendor storage environments. The NetApp gFiler solution has extended its storage systems support to include the HP(R) StorageWorks XP Disk Array family and the IBM(R) TotalStorage DS4000 series (formerly named "FAStT"), complementing existing support for Hitachi Data Systems(R), Hitachi Limited(R), Sun(TM) StorEdge(R) 9900 Disk Array family, and IBM Enterprise Storage Server disk array systems. During the quarter, NetApp also introduced the next addition to its data management software portfolio with SnapValidator(TM). SnapValidator can now be applied across the full line of NetApp storage systems, across any protocol, supporting the Oracle(R) Databases, adding to a robust, highly reliable, and available data environment.
     In the iSCSI arena, NetApp continued to drive iSCSI adoption. According to IDC, NetApp maintained a strong lead in the iSCSI SAN storage market for the third quarter of calendar year 2004 (3Q04). In its core NAS market, NetApp demonstrated continued leadership in NAS hardware for 3Q04 in both revenue and terabytes shipped. Also according to IDC, the company posted a 36.3% revenue market share, with a 13.8% increase in revenue year over year (vs. the third quarter of calendar 2003).
     On the partner front, the company achieved Gold Certified status in the Microsoft Partner Program with a competency in Advanced Infrastructure Solutions recognizing NetApp expertise and total impact in the technology marketplace. NetApp also unveiled several new solution enhancements and partner offerings with Alacritus Software, Atempo, CommVault Systems, Inc., NetEx, QLogic Corporation, Red Hat Inc., Secure Computing Corporation, Sophos, and Syncsort, Inc. to address a variety of data concerns, including Internet access and security, virtual backup, data management, virus protection, data protection and recovery, iSCSI software for Linux environments and other business-critical initiatives facing enterprise customers.
     In corporate news, NetApp executives, products and the overall company were honored for a variety of achievements. Chief Executive Officer Dan Warmenhoven was honored with the Ernst & Young Entrepreneur Of The Year(R) 2004 Award in the technology category for his outstanding vision, leadership, and achievement as CEO of Network Appliance. Cited for its "unrivaled" unified storage architecture and its "unmatched" flexibility, scalability, and continuity in the storage industry, the Network Appliance FAS270c was named "Best NAS Solution of the Year" in InfoWorld's 2005 Technology of the Year honors. NetApp was also honored by FORTUNE magazine as one of the "100 Best Companies to Work For" for the third consecutive year. This year, NetApp ranked at number 24, up from number 48 last year, reflecting the company's specific emphasis on attracting and retaining the best talent in the industry and continuing to demonstrate the values of what NetApp CEO Dan Warmenhoven calls a "model company." The elite and prestigious FORTUNE listing is largely determined by employee feedback.

     Conference Call Information

     -- The NetApp quarterly results conference call will be broadcast live via the Internet at http://investors.netapp.com/ on Tuesday, February 15, 2005, at 2:00 p.m. Pacific time. This press release and any other information related to the call will also be posted to the Web site at that location. The conference call will also be available live in a listen-only format at 800-638-5439 in the United States and 617-614-3945 outside the United States. The passcode for both numbers is 60737727.

     -- A replay will be available for 72 hours following completion of the live call by dialing 888-286-8010 in the United States and 617-801-6888 outside the United States, with replay code 34738667.

     About Network Appliance

     Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that continue to drive "The evolution of storage.(TM)" Information about Network Appliance solutions and services is available at www.netapp.com.

     "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include service and product growth, leadership in emerging technologies, and all of the statements under the Outlook section. These forward-looking statements involve risks and uncertainties, and actual results could vary. Factors that could impact our ability to achieve our goals include general economic and industry conditions, including expenditure trends for storage-related products; our ability to deliver new product architectures and enterprise service offerings, and our ability to design products and services that compete effectively from a price and performance perspective; and other important factors as described in Network Appliance, Inc.'s reports and documents filed from time to time with the Securities and Exchange Commission, including our most recently submitted 10-K and 10-Q.

     (1) Earnings per share represent the diluted number of shares for all periods presented.
     (2) Pro forma results for all periods presented and the projections in the Outlook section exclude amortization of intangible assets, stock compensation, restructuring charges, net gain/loss on investments, and the related effects on income taxes, as well as an income tax benefit from a nonrecurring foreign tax ruling.

     NetApp is a registered trademark and Network Appliance, Data ONTAP, FlexVol, FlexClone, gFiler, SnapValidator and The evolution of storage are trademarks of Network Appliance, Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

     Network Appliance Usage of Pro Forma Financials

     The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.


                       NETWORK APPLIANCE, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                             (Unaudited)

                                              January 28,   April 30,
                                                 2005         2004
                                             ------------ ------------
                   ASSETS

CURRENT ASSETS:
  Cash and cash equivalents (1)                 $181,373      $92,328
  Short-term investments (1)                     925,061      715,637
  Accounts receivable, net                       234,339      193,942
  Inventories                                     38,024       34,109
  Prepaid expenses and other                      35,764       29,057
  Deferred income taxes                           34,260       24,163
                                             ------------ ------------
    Total current assets                       1,448,821    1,089,236

PROPERTY AND EQUIPMENT, net                      405,907      370,717

GOODWILL                                         291,816      291,816
INTANGIBLE ASSETS, net                            23,367       31,718
OTHER ASSETS                                      73,855       93,779
                                             ------------ ------------
                                               2,243,766    1,877,266
                                             ============ ============



    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                               $68,501      $52,719
  Income taxes payable                            12,879       16,033
  Accrued compensation and related benefits       83,261       65,186
  Other accrued liabilities                       55,734       43,683
  Deferred revenue                               228,996      166,602
                                             ------------ ------------
    Total current liabilities                    449,371      344,223

LONG-TERM DEFERRED REVENUE                       161,340      112,337
LONG-TERM OBLIGATIONS                              4,525        4,858
                                             ------------ ------------
                                                 615,236      461,418
                                             ------------ ------------

STOCKHOLDERS' EQUITY                           1,628,530    1,415,848
                                             ------------ ------------
                                               2,243,766    1,877,266
                                             ============ ============

(1) In the third quarter, the Company began to classify its investment in auction-rate securities as short term investments. These investments were included in cash and equivalents in previous periods ($148.8 million at April 30, 2004), and such amounts have been reclassified in the accompanying interim financial statements to conform to the current period classification. This change in classification had no effect on the amounts of total current assets, total assets, net income or cash flow from operations of the Company.


                       NETWORK APPLIANCE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)


                            Quarter Ended         Nine Months Ended
                       ----------------------- -----------------------
                       January 28, January 30, January 28, January 30,
                           2005        2004        2005        2004
                       ----------- ----------- ----------- -----------

REVENUES:
  Product revenue        $367,903    $268,955  $1,029,334    $754,273
  Service revenue          44,803      28,332     116,969      79,073
                       ----------- ----------- ----------- -----------
    Total revenues        412,706     297,287   1,146,303     833,346
                       ----------- ----------- ----------- -----------
COST OF REVENUES:
  Cost of product
   revenue                127,118      93,442     353,060     266,571
  Cost of service
   revenue                 33,454      23,722      94,990      65,466
                       ----------- ----------- ----------- -----------
    Total cost of
     revenues             160,572     117,164     448,050     332,037
                       ----------- ----------- ----------- -----------
GROSS MARGIN              252,134     180,123     698,253     501,309
                       ----------- ----------- ----------- -----------

OPERATING EXPENSES:
  Sales and marketing     118,668      85,975     331,087     247,516
  Research and
   development             43,603      32,948     122,957      96,002
  General and
   administrative          20,136      13,744      54,888      38,737
  Stock compensation        2,189         465       6,432       2,012
  Restructuring
   charges                   (270)          -        (270)      1,110
                       ----------- ----------- ----------- -----------
    Total operating
     expenses             184,326     133,132     515,094     385,377
                       ----------- ----------- ----------- -----------

INCOME FROM OPERATIONS     67,808      46,991     183,159     115,932

OTHER INCOME
 (EXPENSES), net:
  Interest income           6,031       3,862      16,216       9,737
  Other expenses, net        (500)       (833)     (1,322)     (2,089)
  Net gain on
   investments                 41         217          41         362

                       ----------- ----------- ----------- -----------
    Total other
     income, net            5,572       3,246      14,935       8,010
                       ----------- ----------- ----------- -----------

INCOME BEFORE INCOME
 TAXES                     73,380      50,237     198,094     123,942

PROVISION FOR INCOME
 TAXES                     13,253      10,085      35,776       8,304
                       ----------- ----------- ----------- -----------

NET INCOME                $60,127     $40,152    $162,318    $115,638
                       =========== =========== =========== ===========

NET INCOME PER SHARE:
  BASIC                     $0.17       $0.12       $0.45       $0.34
                       =========== =========== =========== ===========

  DILUTED                   $0.16       $0.11       $0.43       $0.32
                       =========== =========== =========== ===========

SHARES USED IN PER
 SHARE CALCULATION:
  BASIC                   362,563     346,305     359,031     343,906
                       =========== =========== =========== ===========

  DILUTED                 385,869     366,429     377,972     363,214
                       =========== =========== =========== ===========


                       NETWORK APPLIANCE, INC.
      PRO FORMA (1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)


                            Quarter Ended         Nine Months Ended
                       ----------------------- -----------------------
                       January 28, January 30, January 28, January 30,
                           2005        2004        2005        2004
                       ----------- ----------- ----------- -----------

REVENUES:
 Product revenue         $367,903    $268,955  $1,029,334    $754,273
 Service revenue           44,803      28,332     116,969      79,073
                       ----------- ----------- ----------- -----------
   Total revenues         412,706     297,287   1,146,303     833,346
                       ----------- ----------- ----------- -----------
COST OF REVENUES:
 Cost of product
  revenue                 126,260      93,215     350,486     263,616
 Cost of service
  revenue                  33,454      23,722      94,990      65,466
                       ----------- ----------- ----------- -----------
   Total cost of
    revenues              159,714     116,937     445,476     329,082
                       ----------- ----------- ----------- -----------
GROSS MARGIN              252,992     180,350     700,827     504,264
                       ----------- ----------- ----------- -----------

OPERATING EXPENSES:
  Sales and marketing     118,461      85,975     330,467     247,516
  Research and
   development             43,603      32,948     122,957      96,002
  General and
   administrative          18,868      13,744      51,083      38,737
                       ----------- ----------- ----------- -----------
    Total operating
     expenses             180,932     132,667     504,507     382,255
                       ----------- ----------- ----------- -----------

INCOME FROM OPERATIONS     72,060      47,683     196,320     122,009

OTHER INCOME
 (EXPENSES), net            5,531       3,029      14,894       7,648
                       ----------- ----------- ----------- -----------

INCOME BEFORE INCOME
 TAXES                     77,591      50,712     211,214     129,657

PROVISION FOR INCOME
 TAXES                     14,742      10,649      40,131      27,228

                       ----------- ----------- ----------- -----------
NET INCOME                $62,849     $40,063    $171,083    $102,429
                       =========== =========== =========== ===========

NET INCOME PER SHARE:
  BASIC                     $0.17       $0.12       $0.48       $0.30
                       =========== =========== =========== ===========

  DILUTED                   $0.16       $0.11       $0.45       $0.28
                       =========== =========== =========== ===========

SHARES USED IN PER
 SHARE CALCULATION:
  BASIC                   362,563     346,305     359,031     343,906
                       =========== =========== =========== ===========

  DILUTED                 385,869     366,429     377,972     363,214
                       =========== =========== =========== ===========

(1) Pro forma results of operations exclude amortization of intangible assets, stock compensation, restructuring charges, net gain/loss on investments and the related effects on income taxes, as well as an income tax benefit from a non-recurring foreign tax ruling.


                       NETWORK APPLIANCE, INC.
                 RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)


                            Quarter Ended         Nine Months Ended
                       ----------------------- -----------------------
                       January 28, January 30, January 28, January 30,
                           2005        2004        2005        2004
                       ----------- ----------- ----------- -----------

SUMMARY RECONCILIATION
 OF NET INCOME
NET INCOME                $60,127     $40,152    $162,318    $115,638

Adjustments:
  Amortization of
   intangible assets        2,333         227       6,999       2,955
  Stock compensation        2,189         465       6,432       2,012
  Restructuring
   charges                   (270)          -        (270)      1,110
  Net gain on
   investments                (41)       (217)        (41)       (362)
  Income tax effect        (1,489)       (564)     (4,355)     (2,093)
  Income tax benefit
   from foreign tax
   ruling                       -           -           -     (16,831)

                       ----------- ----------- ----------- -----------
PROFORMA NET INCOME       $62,849     $40,063    $171,083    $102,429
                       =========== =========== =========== ===========

DILUTED PRO FORMA NET
 INCOME PER SHARE           $0.16       $0.11       $0.45       $0.28
                       =========== =========== =========== ===========
SHARES USED IN DILUTED
 PRO FORMA NET INCOME
 PER SHARE
 CALCULATION:             385,869     366,429     377,972     363,214
                       =========== =========== =========== ===========

DETAILED
 RECONCILIATION OF
 SPECIFIC ITEMS:

COST OF REVENUES         $160,572    $117,164    $448,050    $332,037
Adjustment:
  Amortization of
   intangible assets         (858)       (227)     (2,574)     (2,955)

                       ----------- ----------- ----------- -----------
PRO FORMA COST OF
 REVENUES                $159,714    $116,937    $445,476    $329,082
                       =========== =========== =========== ===========

GROSS MARGIN             $252,134    $180,123    $698,253    $501,309
Adjustment:
  Amortization of
   intangible assets          858         227       2,574       2,955

                       ----------- ----------- ----------- -----------
PRO FORMA GROSS MARGIN   $252,992    $180,350    $700,827    $504,264
                       =========== =========== =========== ===========

SALES AND MARKETING
 EXPENSES                $118,668     $85,975    $331,087    $247,516
Adjustments:
  Amortization of
   intangible assets         (207)          -        (620)          -

                       ----------- ----------- ----------- -----------
PRO FORMA SALES AND
 MARKETING EXPENSES      $118,461     $85,975    $330,467    $247,516
                       =========== =========== =========== ===========

GENERAL AND
 ADMINISTRATIVE
 EXPENSES                 $20,136     $13,744     $54,888     $38,737
Adjustments:
  Amortization of
   intangible assets       (1,268)          -      (3,805)          -

                       ----------- ----------- ----------- -----------
PRO FORMA GENERAL AND
 ADMINISTRATIVE
 EXPENSES                 $18,868     $13,744     $51,083     $38,737
                       =========== =========== =========== ===========

OPERATING EXPENSES       $184,326    $133,132    $515,094    $385,377
Adjustments:
  Stock compensation       (2,189)       (465)     (6,432)     (2,012)
  Amortization of
   intangible assets       (1,475)          -      (4,425)          -
  Restructuring
   charges                    270           -         270      (1,110)

                       ----------- ----------- ----------- -----------
PRO FORMA OPERATING
 EXPENSES                $180,932    $132,667    $504,507    $382,255
                       =========== =========== =========== ===========

INCOME FROM OPERATIONS    $67,808     $46,991    $183,159    $115,932
Adjustments:
  Amortization of
   intangible assets        2,333         227       6,999       2,955
  Stock compensation        2,189         465       6,432       2,012
  Restructuring
   charges                   (270)          -        (270)      1,110

                       ----------- ----------- ----------- -----------
PRO FORMA INCOME FROM
 OPERATIONS               $72,060     $47,683    $196,320    $122,009
                       =========== =========== =========== ===========

TOTAL OTHER INCOME
 (EXPENSES), NET           $5,572      $3,246     $14,935      $8,010
Adjustments:
  Net gain on
   investments                (41)       (217)        (41)       (362)

                       ----------- ----------- ----------- -----------
PRO FORMA TOTAL OTHER
 INCOME (EXPENSES),
 NET                       $5,531      $3,029     $14,894      $7,648
                       =========== =========== =========== ===========

INCOME BEFORE INCOME
 TAXES                    $73,380     $50,237    $198,094    $123,942
Adjustments:
  Amortization of
   intangible assets        2,333         227       6,999       2,955
  Stock compensation        2,189         465       6,432       2,012
  Restructuring
   charges                   (270)          0        (270)      1,110
  Net gain on
   investments                (41)       (217)        (41)       (362)

                       ----------- ----------- ----------- -----------
PRO FORMA INCOME
 BEFORE INCOME TAXES      $77,591     $50,712    $211,214    $129,657
                       =========== =========== =========== ===========

PROVISION FOR INCOME
 TAXES                    $13,253     $10,085     $35,776      $8,304
Adjustments:
  Income tax effect         1,489         564       4,355       2,093
  Income tax benefit
   from foreign tax
   ruling                       -           -           -      16,831

                       ----------- ----------- ----------- -----------
PRO FORMA PROVISION
 FOR INCOME TAXES         $14,742     $10,649     $40,131     $27,228
                       =========== =========== =========== ===========


                       NETWORK APPLIANCE, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                            (In thousands)
                             (Unaudited)

                                                  Nine Months Ended
                                               -----------------------
                                               January 28, January 30,
                                                   2005        2004
                                               ----------- -----------
Cash Flows from Operating Activities:
  Net income                                     $162,318    $115,638
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Depreciation                                   39,761      40,016
    Amortization of patents                         1,352       1,052
    Amortization of intangible assets               6,999       2,954
    Stock compensation                              6,432       2,012
    Net gain on investments                           (70)       (362)
    Net loss on disposal of equipment                 907           5
    Allowance for doubtful accounts                   325        (221)
    Deferred income taxes                             726     (16,184)
    Deferred rent                                     228         142
    Changes in assets and liabilities:
      Accounts receivable                         (40,722)    (42,416)
      Inventories                                 (12,383)    (13,170)
      Prepaid expenses and other assets               446     (14,610)
      Accounts payable                             15,782       3,400
      Income taxes payable                         24,632      22,589
      Accrued compensation and related benefits    18,075      14,640
      Other accrued liabilities                    11,621        (192)
      Deferred revenue                            111,397      62,424
                                               ----------- -----------
        Net cash provided by operating
         activities                               347,826     177,717
                                               ----------- -----------
Cash Flows from Investing Activities:
  Net purchases of short and long-term
   investments                                   (213,176)   (119,144)
  Purchases of property and equipment             (66,294)    (35,609)
  Proceeds from disposal of property and
   equipment                                            -         105
  Proceeds from sales of investments                  347         636
  Purchase of patents                                   -      (9,015)
  Purchases of equity securities                     (125)       (325)
                                               ----------- -----------
        Net cash used in investing activities    (279,248)   (163,352)
                                               ----------- -----------
Cash Flows from Financing Activities:
  Proceeds from sale of common stock related to
   employee stock transactions                    153,460      71,213
  Repurchases of common stock                    (132,993)    (44,862)
                                               ----------- -----------
        Net cash provided by financing
         activities                                20,467      26,351
                                               ----------- -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents                                       89,045      40,716
Cash and Cash Equivalents:
  Beginning of period                              92,328      91,866
                                               ----------- -----------
  End of period                                  $181,373    $132,582
                                               =========== ===========
Noncash Investing and Financing Activities:
  Deferred stock compensation, net of reversals      $512      $2,387
  Conversion of evaluation inventory to fixed
   assets                                          $8,468      $6,025
  Income tax benefit from employee stock
   transactions                                   $27,786     $48,003
Supplemental cash flow information:
  Income taxes paid                               $11,975      $9,280
  Income taxes refund                             $10,588     $10,361


                       NETWORK APPLIANCE, INC.
             RECONCILIATION OF NON GAAP GUIDANCE TO GAAP
                   EXPRESSED AS EARNINGS PER SHARE
                        Q4 OF FISCAL YEAR 2005
                             (Unaudited)


                                   Projected Fourth  Projected Annual
                                    Quarter Revenue    FY05 Revenue
                                      Growth Range     Growth Range
                                   ----------------- -----------------

                                         6%       9%      35%      36%
                                   -------- -------- -------- --------

ADJUSTMENTS OF SPECIFIC ITEMS TO
 EARNINGS PER SHARE FOR Q4 OF
 FISCAL YEAR 2005 ($) :

COST OF REVENUES
Adjustment:
  Amortization of intangible
   assets                          (0.0022) (0.0022) (0.0090) (0.0090)

OPERATING EXPENSES
Adjustments:
  Stock compensation               (0.0054) (0.0054) (0.0216) (0.0216)
  Amortization of intangible
   assets                          (0.0038) (0.0038) (0.0155) (0.0155)
  Restructuring charges                  -        -        -        -


TOTAL OTHER INCOME (EXPENSES), NET
Adjustments:
  Net (gain)/loss on investments         -        -        -        -


PROVISION FOR INCOME TAXES
Adjustments:
  Income tax effect                 0.0040   0.0042   0.0158   0.0160
  Income tax benefit from foreign
   tax ruling                            -        -        -        -

                                   -------- -------- -------- --------
NET DECREASE IN EARNINGS PER SHARE (0.0075) (0.0073) (0.0304) (0.0302)
                                   ======== ======== ======== ========


     CONTACT: Network Appliance, Inc.
              Jodi Baumann, 408-822-3974 (press)
              jodi@netapp.com
              Tara Calhoun, 408-822-6909 (investors)
              tara@netapp.com
              Billie Fagenstrom, 408-822-6428 (investors) billief@netapp.com